EXHIBIT 23

              Consent of Independent Certified Public Accountants


          As independent certified public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed Form S-3 Registration Statement File Nos. 33-70326 and 33-49176 and Form S-8 Registration Statement File
          Nos. 33-42516, 33-63503, 33-63501, and 33-63499.

          ARTHUR ANDERSEN LLP

          Fort Lauderdale, Florida,
          March 22, 1996.